Exhibit 99.(a)(1)(C)

LETTER OF TRANSMITTAL

To Tender Shares of Series C Cumulative Convertible Redeemable

Preferred Stock

Pursuant to the Offer to Purchase for Cash

Dated June 2, 2008

by

SUNSTONE HOTEL INVESTORS, INC.

of

Up to 6,200,000 Shares of its Common Stock

At a Per Share Purchase Price Not Less Than $18.65 nor Greater Than $21.15

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, JUNE 27, 2008, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

If delivering by mail:	If delivering by hand or courier:

American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

For assistance call (212) 269-5550 (banks & brokers) or (800) 735-3107 (all others)

Delivery of this Letter of Transmittal to an address other than as set forth above does not constitute a valid delivery. Deliveries to Sunstone Hotel Investors, Inc., J.P. Morgan Securities Inc., the Dealer Manager for the Offer, or D.F. King & Co., Inc., the Information Agent for the Offer, will not be forwarded to the Depositary and therefore will not constitute valid delivery to the Depositary.

Please read the entire Letter of Transmittal carefully, including the accompanying instructions, before completing this Letter of Transmittal.

DESCRIPTION OF SHARES TENDERED Please fill in. Attach separate schedule if needed
Name(s) and Address of Registered Holder(s)

Certificate Numbers	Total Number of Shares of Series C Preferred	Total Number of Underlying Shares of Common Stock	Number of Shares of Series C Preferred Tendered*	Number of Shares of Underlying Common Stock Tendered

TOTAL SHARES

 *     If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender. Unless otherwise so indicated, it will be assumed that all shares described herein are being tendered. See Instruction 4.

This Letter of Transmittal is to be used by Security Capital Preferred Growth Incorporated (the “Stockholder” or “you”) for forwarding the certificates for shares of Series C Cumulative Convertible Redeemable Preferred Stock, par value $0.01 per share (“Series C Preferred”), of Sunstone Hotel Investors, Inc. (the “Company”) pursuant to the applicable procedures set forth in Section 3 of the Offer to Purchase (the “Offer to Purchase” and, together with this Letter of Transmittal and any amendments or supplements to either, the “Offer”). The Series C Preferred is convertible into shares of the Company’s common stock, par value $0.01 per share (“Common Stock”). Any shares of Series C Preferred purchased in the Offer will be purchased based on the underlying shares of Common Stock at the same Purchase Price (as defined in Instruction 1) per share as paid for any other Common Stock purchased in the Offer.

Your attention is directed in particular to the following:

•	If you want to retain your shares, you do not need to take any action.

•

If you wish to select a specific price at which you will be tendering your shares of Series C Preferred, you should select one of the boxes in the section captioned “Price (in Dollars) Per Share at which Shares are Being Tendered” below and complete the other portions of this Letter of Transmittal as appropriate.

•

If you want to participate in the Offer and wish to maximize the chance of having the Company accept all the shares of Series C Preferred you are tendering hereby (subject to the possibility of proration), you should check the box marked “Shares Tendered at Price Determined Pursuant to the Offer” below and complete the other portions of this Letter of Transmittal as appropriate.

THE UNDERSIGNED IS TENDERING SHARES AS FOLLOWS (CHECK ONLY ONE BOX):

(1) SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER (SEE INSTRUCTION 5)

By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER “Shares Tendered at Price Determined Pursuant to the Offer” below, the undersigned hereby tenders shares of Series C Preferred at the price checked with respect to the underlying shares of Common Stock. This action could result in none of the shares of Series C Preferred being purchased if the Purchase Price (as defined in the Offer to Purchase) for shares of Common Stock is less than the price checked below. IF THE STOCKHOLDER DESIRES TO TENDER SHARES AT MORE THAN ONE PRICE, IT MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SHARES ARE TENDERED. The same shares of Series C Preferred cannot be tendered, unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
☐ $18.65
☐ $18.90
☐ $19.15
☐ $19.40
☐ $19.65
☐ $19.90
☐ $20.15
☐ $20.40
☐ $20.65
☐ $20.90
☐ $21.15

OR
(2) SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE OFFER (SEE INSTRUCTION 5)

By checking the box below INSTEAD OF ONE OF THE BOXES UNDER “Price (in Dollars) Per Share at which Shares are Being Tendered” above, the undersigned hereby tenders shares of Series C Preferred at the Purchase Price, as the same shall be determined in accordance with the terms of the Offer.

☐        The undersigned wishes to maximize the chance of having the Company purchase all of the shares of Series C Prefered the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes above, the undersigned hereby tenders shares of Series C Preferred and is willing to accept the Purchase Price determined in accordance with the terms of the Offer. This action may lower the Purchase Price for all shares of Common Stock purchased in the Offer (including with respect to shares of Common Stock underlying the Series C Preferred) and could result in receiving a price per share as low as $18.65.

CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, THERE IS NO VALID TENDER OF SHARES.

CONDITIONAL TENDER

(See Instruction 13)

The Stockholder may condition its tender of shares of Series C Preferred upon the Company purchasing a specified minimum number of the shares tendered, all as described in Section 6 of the Offer to Purchase. Unless at least that minimum number of shares the undersigned indicates below is purchased by the Company pursuant to the terms of the Offer, none of the shares of Series C Preferred tendered will be purchased. It is the Stockholder’s responsibility to calculate that minimum number of shares that must be purchased if any are purchased and the Stockholder is urged to consult its tax advisor with respect to its particular situation. Unless this box has been checked and a minimum specified, your tender will be deemed unconditional.

☐ The minimum number of shares of Series C Preferred that must be purchased, if any are purchased, is: shares.

If, because of proration, the minimum number of shares of Series C Preferred will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the Stockholder must have tendered all of its shares and checked the appropriate box below:

☐ The tendered shares represent all the shares of Series C Preferred held by the undersigned.

IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 12.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

This Letter of Transmittal is to be used by Security Capital Preferred Growth Incorporated (the “undersigned”, “Stockholder” or “you”) for forwarding the certificates for shares of Series C Cumulative Convertible Redeemable Preferred Stock, par value $0.01 per share (“Series C Preferred”), of Sunstone Hotel Investors, Inc. (the “Company”) pursuant to the applicable procedures set forth in Section 3 of the Offer to Purchase (the “Offer to Purchase” and, together with this Letter of Transmittal and any amendments or supplements to either, the “Offer”). The undersigned hereby tenders the above-described shares of Series C Preferred at the price per share indicated in this Letter of Transmittal with respect to the shares of Common Stock, par value $0.01 per share (the “Common Stock”), underlying the tendered shares of Series C Preferred, net to the seller in cash, less any applicable withholding taxes and without interest, on the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged. Any shares of Series C Preferred purchased in the Offer will be purchased based on the underlying shares of Common Stock at the same Purchase Price for such shares as paid for any other Common Stock purchased in the Offer.

Subject to and effective on acceptance for payment of, and payment for, the shares of Series C Preferred tendered with this Letter of Transmittal in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all such shares of Series C Preferred that are being tendered hereby and irrevocably constitutes and appoints American Stock Transfer & Trust Company (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such shares, to (a) deliver certificates for such shares together with all accompanying evidences of transfer and authenticity to, or upon the order of the Company, (b) present such shares for transfer and cancellation on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares of Series C Preferred tendered hereby and, when the same are accepted for payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim or right. The undersigned will, on request by the Depositary or the Company, execute any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares of Series C Preferred tendered hereby, all in accordance with the terms of the Offer.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the valid tender of shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company on the terms and subject to the conditions of the Offer, which agreement will be governed by, and construed in accordance with, the laws of the State of New York.

It is a violation of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for a person acting alone or in concert with others, directly or indirectly, to tender shares for such person’s own account unless at the time of tender and at the Expiration Time such person has a “net long position” in (a) the shares that is equal to or greater than the amount tendered and will deliver or cause to be delivered such shares for the purpose of tendering to the Company within the period specified in the Offer, or (b) other securities immediately convertible into, exercisable for or exchangeable into shares (“Equivalent Securities”) that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such shares by conversion, exercise or exchange of such Equivalent Securities to the extent required by the terms of the Offer and will deliver or cause to be delivered such shares so acquired for the purpose of tendering to the Company within the period specified in the Offer. Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of shares made pursuant to this Letter of Transmittal will constitute the tendering stockholder’s representation and warranty to the Company that (a) such stockholder has a “net long position” in shares or Equivalent Securities being tendered within the meaning of Rule 14e-4, and (b) such tender of shares stock complies with Rule 14e-4. Our acceptance for payment of shares tendered pursuant to the Offer will constitute a binding agreement between the tendering stockholder and the Company upon the terms and subject to the conditions of the Offer.

The undersigned understands that, upon the terms and subject to the conditions of the Offer, the Company will, based on the total number of shares of Common Stock tendered (including any shares underlying any Series C Preferred tendered hereby) and the prices specified by the tendering stockholders, determine the lowest per share price within the range (such price, the “Purchase Price”) that will enable it to purchase shares of Common Stock (including shares underlying the Series C Preferred tendered hereby) or, if a lesser number of shares are validly tendered, all shares that are validly tendered and not validly withdrawn. All shares of Common Stock and Series C Preferred will be purchased subject to the terms and conditions of the Offer, including its “odd lot” priority, proration and conditional tender provisions. All shares of Series C Preferred purchased in the Offer will be purchased (based on the underlying shares of Common Stock) at the same determined price per share regardless of whether the stockholder tendered shares at a lower price. No shares tendered at a price above the Purchase Price will be purchased in the Offer. The Company will return at its expense all shares of Series C Preferred not purchased, whether due to the underlying shares of Common Stock being tendered at prices greater than the Purchase Price or due to conditional tenders, promptly following the Expiration Time. The undersigned acknowledges that the Company will not pay interest on the Purchase Price regardless of how long it takes for payment to be effected and that the Company may reduce amounts payable in light of applicable taxes, if any.

Unless otherwise indicated herein under “Special Issuance Instructions,” please issue the check for payment of the Purchase Price and/or return any certificates for shares of Series C Preferred not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of the Stockholder repeated under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for payment of the Purchase Price and/or return any certificates for shares of Series C Preferred not tendered or accepted for payment (and accompanying documents, as appropriate) to the address of the Stockholder appearing under “Description of Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Issuance Instructions” are completed, please issue the check for payment of the Purchase Price and/or return any certificates for shares of Series C Preferred not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. The Company will have no obligation pursuant to the “Special Issuance Instructions” to transfer any shares from the name of the Stockholder if the Company does not accept for payment any of the shares of Series C Preferred so tendered. In addition, as set forth in Instruction 7, if payment of the Purchase Price is to be made to, or if shares of Series C Preferred not tendered or accepted for payment are to be registered in the name of, any person(s) other than the Stockholder, or if shares of Series C Preferred tendered hereby are registered in the name(s) of any person(s) other than the Stockholder, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this Letter of Transmittal.

The undersigned understands that nothing in this Letter of Transmittal shall waive any of the obligations or commitments on the part of the undersigned pursuant to the share purchase agreement relating to such Series C Preferred. In addition, the undersigned agrees that this Letter of Transmittal shall not constitute an offer by the undersigned pursuant to Section 6.23 of such share purchase agreement, and the Company agrees that Section 6.23 of such share purchase agreement shall not apply to the sale by the undersigned of any shares of Series C Preferred pursuant to the Offer.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 1, 6, 7 and 8)

To be completed ONLY if certificates for shares of Series C Preferred not tendered or not accepted for payment and/or the check for payment of the Purchase Price for shares of Series C Preferred accepted for payment are to be issued in the name of someone other than the undersigned.

Issue:  ☐    Check  ☐    Certificate(s)

To:

Address:

(Include Zip Code)

Employer Identification or Social Security Number

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 6, 7 and 8)

To be completed ONLY if certificates for shares of Series C Preferred not tendered or not accepted for payment and/or the check for payment of the Purchase Price for shares of Series C Preferred accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Send:  ☐    Check  ☐    Certificate(s)

To:

Address:

(Include Zip Code)

Employer Identification or Social Security Number

SIGN HERE

(Also Complete Substitute Form W-9 Below or Applicable Internal Revenue Service Form W-8)

(Signature(s) of Stockholder(s))
Signature:	Dated: , 2008

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) for the shares of Series C Preferred or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Name:
(Please Print)

Capacity (Full Title):

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Employer Identification or Social Security Number:

(Complete Accompanying Substitute Form W-9 or Applicable Internal Revenue Service Form W-8)

GUARANTEE OF SIGNATURE(S)

(If Required — See Instructions 1 and 6)

Authorized Signature:

Name:
(Please Print)
Name of Firm:

Title:

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Dated: , 2008

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if this Letter of Transmittal is signed by the registered holder(s) of shares of Series C Preferred tendered herewith, unless such registered holder(s) has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Issuance Instructions” on this Letter of Transmittal. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an eligible institution. See Instruction 6.

2. Requirements of Tender. For the Stockholder to tender shares validly pursuant to the Offer, this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees, and any other required documents, must be received by the Depositary at one of its addresses set forth on the cover of this Letter of Transmittal prior to the Expiration Time and certificates for tendered shares must be received by the Depositary at one of such addresses prior to the Expiration Time.

The method of delivery of shares, this Letter of Transmittal and all other required documents is at the sole election and risk of the tendering Stockholder. Shares will be deemed delivered only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. No fractional shares will be purchased. The tendering Stockholder, by execution of this Letter of Transmittal (or a facsimile hereof), waives any right to receive any notice of the acceptance for payment of its shares.

3. Inadequate Space. If the space provided in this Letter of Transmittal is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule attached hereto.

4. Partial Tenders. If fewer than all the shares of Series C Preferred represented by any certificate submitted to the Depositary are to be tendered, fill in the number of shares of Series C Preferred that are to be tendered in the box entitled “Number of Shares Tendered.” In any such case, new certificate(s) for the remainder of the shares of Series C Preferred that were evidenced by the old certificate(s) will be sent to the Stockholder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the shares of Series C Preferred tendered herewith. All shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Indication of Price at Which Shares are Being Tendered. For shares of Series C Preferred to be validly tendered, the Stockholder MUST either (1) check a box indicating the price per share with respect to the underlying shares of Common Stock at which the Stockholder is tendering shares of Series C Preferred under “Price (in Dollars) per Share at which Shares are Being Tendered”, or (2) check the box in the section captioned “Shares Tendered at Price Determined Pursuant to the Offer” in order to maximize the chance of having the Company purchase all of the shares of Series C Preferred tendered (subject to the possibility of proration with respect to the underlying shares of Common Stock). Selecting option (2) may lower the Purchase Price with respect to the underlying shares of Common Stock purchased in the Offer and could result in the Stockholder receiving a price per share with respect to the underlying shares of Common Stock as low as $18.65. Moreover, for purposes of calculating the Purchase Price, with respect to the underlying shares of Common Stock in connection with shares of Series C Preferred tendered at the Purchase Price determined in the Offer, such shares will be deemed tendered at the low end of the range. Only one box under (1) or (2) may be checked. If more than one box is checked or if no box is checked, there is no proper tender. If the Stockholder wishes to tender portions of its holdings at different prices, it must complete a separate Letter of Transmittal for each price at which it wishes to tender each such portion. The same shares of Series C Preferred cannot be tendered more than once, unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase.

6. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the shares of Series C Preferred tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing, and proper evidence satisfactory to the Company of his or her authority to so act must be submitted with this Letter of Transmittal.

If this Letter of Transmittal is signed by the registered owner(s) of the shares of Series C Preferred tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made, or certificates for shares of Series C Preferred not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an eligible institution.

7. Stock Transfer Taxes. The Company will pay any stock transfer taxes with respect to the transfer and sale of shares of Series C Preferred to it pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or if shares of Series C Preferred not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if shares of Series C Preferred tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this Letter of Transmittal.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

8. Special Issuance and Delivery Instructions. If a check for the Purchase Price is to be issued in the name of, and/or certificates for any shares of Series C Preferred not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signatory of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. As set forth in Instruction 7, if payment of the Purchase Price is to be made to, or if shares of Series C Preferred not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if shares of Series C Preferred tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this Letter of Transmittal.

9. Waiver of Conditions. The Company reserves the right, subject to the applicable rules and regulations of the Securities and Exchange Commission, to waive any of the specified conditions of the Offer, in whole or in part, in the case of any shares of Series C Preferred tendered.

10. 28% Backup Withholding. In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, the Stockholder surrendering shares in the Offer must, unless an exemption applies, provide the Depositary with its correct taxpayer identification number (“TIN”) on Substitute Form W-9 below in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that the Stockholder is not subject to backup withholding. If the Stockholder does not provide a correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the “IRS”) may impose a $50 penalty on the Stockholder and payment of cash to the Stockholder pursuant to the Offer may be subject to backup withholding of 28%.

Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the Stockholder upon filing an income tax return.

The Stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the shares of Series C Preferred being tendered. If the shares of Series C Preferred are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

The box in part 3 of the Substitute Form W-9 may be checked if the tendering Stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in part 3 is checked, the Stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 28% on all payments made prior to the time a properly certified TIN is provided to the Depositary.

Some persons (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.

11. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses set forth on the last page of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address set forth on the last page of this Letter of Transmittal.

12. Lost, Destroyed or Stolen Certificates. If any certificate representing shares of Series C Preferred has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary at (718) 921-8317 or toll-free at (877) 248-6417 (Monday-Thursday 9:00 a.m. to 5:00 p.m., Friday 9:00 a.m. to 4:00 p.m., New York City time). The Stockholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

13. Conditional Tenders. As described in Sections 1 and 6 of the Offer to Purchase, the Stockholder may condition its tender on all or a minimum number of its tendered shares of Series C Preferred being purchased.

If you wish to make a conditional tender, you must indicate this in the box captioned “Conditional Tender” in this Letter of Transmittal. In the box in this Letter of Transmittal you must calculate and appropriately indicate the minimum number of shares that must be purchased if any are to be purchased.

As discussed in Sections 1 and 6 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in shares of Series C Preferred tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of shares of Series C Preferred would not be purchased. If, because of proration, the minimum number of shares of Series C Preferred that you designate will not be purchased, the Company may accept conditional tenders by random lot, if necessary. To be eligible for purchase by random lot in the event of a conditional tender, you must have tendered all of your shares. Upon selection by lot, if any, the Company will limit its purchase in each case to the designated minimum number of shares.

All tendered shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed.

The conditional tender alternative is made available so that you may seek to structure the purchase of shares of Series C Preferred pursuant to the Offer in such a manner that the purchase will be treated as a sale of such shares by you, rather than the payment of a dividend to you, for U.S. federal income tax purposes. It is the tendering Stockholder’s responsibility to calculate the minimum number of shares of Series C Preferred that must be purchased from the Stockholder in order for the Stockholder to qualify for sale rather than dividend treatment. The Stockholder is urged to consult its own tax advisor with respect to its particular situation.

14. Irregularities. All questions as to the number of shares of Series C Preferred to be accepted, the price to be paid for shares of Series C Preferred to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares of Series C Preferred will be determined by us, in our sole discretion, and our determination will be final and binding on all parties. We reserve the absolute right to reject any or all tenders we determine not to be in proper form or the acceptance for payment of, or payment for, shares that may be unlawful. We also reserve the absolute right to waive any conditions of the Offer with respect to all stockholders or any defect or irregularity in any tender with respect to any particular shares of Series C Preferred or any particular stockholder whether or not we waive similar defects or irregularities in the case of other shares or stockholders. No tender of shares of Series C Preferred will be deemed to have been validly made until all defects or irregularities relating thereto have been cured or waived. None of the Company, the Dealer Manager, the Information Agent, the Depositary or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. Our interpretation of the terms of and conditions to the Offer, including the Letter of Transmittal and the instructions thereto, will be final and binding.

IMPORTANT: This Letter of Transmittal (or a facsimile hereof) executed and completed, together with any required signature guarantees, and any other required documents, must be received by the Depositary prior to the Expiration Time and certificates for tendered shares of Series C Preferred must be received by the Depositary prior to the Expiration Time.

PAYOR’S NAME: American Stock Transfer & Trust Company
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”)	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number(s) OR Employer Identification Number(s):
	Part 2 — Certification — Under penalties of perjury, I certify that:	Part 3 — Awaiting TIN ☐

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien)

Part 4 — Exempt TIN ☐

Certification Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS stating that you were subject to backup withholding you received another notification from the IRS stating you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 4.

Signature	Date

Name

(Please Print)

    Address

(Please Print)

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and that either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature:	Date:

The Letter of Transmittal, certificates for shares of Series C Preferred and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder’s bank, broker, dealer, trust company or other nominee to the Depositary at one of its addresses set forth below.

The Depositary for the Offer is:

If delivering by mail:	If delivering by hand or courier:

American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary.

Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at the addresses set forth below. Additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent.

The Information Agent for the Offer is:

D.F. King & Co., Inc.

48 Wall Street

New York, New York 10005

(212) 269-5550 (Banks & Brokers)

(800) 735-3107 (All Others)

The Dealer Manager for the Offer is:

277 Park Avenue, 9th Floor

New York, New York 10172

Call Toll-Free: (877) 371-5947

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER (“TIN”)

ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Guide the Payer. — Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers (“EIN”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:			Give the NAME and SOCIAL SECURITY number of — —	For this type of account:		Give the NAME and EMPLOYER IDENTIFICATION number of — —
1.	Individual		The individual	6.	Disregarded entity not owned by an individual	The owner

2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)	7.	A valid trust, estate, or pension trust	The Legal entity(4)

3.	Custodian account of a minor(Uniform Gift to Minors Act)		The minor(2)	8.	Corporate or LLC electing corporate status on Form 8832	The corporation

4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10.	Partnership or multi-member LLC	The partnership

5.	Sole proprietorship account ordisregarded entity owned by anindividual		The owner(3)	11.	A broker or registered nominee	The broker or nominee
				12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s Social Security Number.
(3)	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your Social Security Number or Employer Identification Number (if you have one), but the IRS encourages you to use your Social Security Number.
(4)	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you do not have a Taxpayer Identification Number (“TIN”), apply for one immediately. To apply for a Social Security Number, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Backup withholding is not required on any payments made to the following payees (Section references herein refer to sections of the Internal Revenue Code of 1986, as amended).

•	An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

•	The United States or any of its agencies or instrumentalities,

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

•	A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

•	A corporation,

•	A foreign central bank of issue,

•	A dealer in securities of commodities required to register in the United States, the District of Columbia, or a possession of the United States,

•	A futures commission merchant registered with the Commodity Futures Trading Commission,

•	A real estate investment trust,

•	An entity registered at all times during the tax year under the Investment Company Act of 1940,

•	A common trust fund operated by a bank under section 584(a),

•	A financial institution,

•	A middleman known in the investment community as a nominee or custodian, or

•	A trust exempt from tax under section 664 or described in section 4947.

Exempt payees described above should file Substitute Form W-9 or applicable IRS Form W-8 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice.

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

Penalties

(1) Penalty for Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE IRS.